UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2008
STARBUCKS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Washington (State or Other Jurisdiction of Incorporation or Organization)	0-20322 (Commission File Number)	91-1325671 (IRS Employer Identification No.)
2401 Utah Avenue South, Seattle, Washington 98134
(Address of principal executive offices)
(206) 447-1575
(Registrant’s Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(e) The Compensation and Management Development Committee of the Board of Directors of Starbucks Corporation (“Starbucks”) has approved forms of time vested restricted stock unit agreement and performance based restricted stock agreement to be used in connection with awards made under Starbucks Corporation 2005 Long-Term Equity Incentive Plan (“2005 Equity Plan”). The performance based restricted stock unit agreement is expected to be used in connection with all performance based restricted stock unit grants awarded under the 2005 Equity Plan to executive officers. The time vested restricted stock unit agreement (U.S.) was used for the May 8, 2008 grant of restricted stock units to Peter J. Bocian, Starbucks executive vice president, chief financial officer and chief administrative officer, and is expected to be used in connection with all future time vested restricted stock unit grants awarded under the 2005 Equity Plan to executive officers in the United States. The May 8, 2008 grant of 38,360 restricted stock units to Mr. Bocian, which vest over a four-year period, with 50% vesting on the second anniversary of the date of grant and 50% vesting on the fourth anniversary of the date of grant, was previously reported on a Form 4 filed with the Securities and Exchange Commission on May 12, 2008. The time based restricted stock unit agreement (International) is expected to be used in connection with all future time vested restricted stock unit grants awarded under the 2005 Equity Plan to executive officers outside of the United States. Copies of the forms of time vested restricted stock unit agreement, U.S. and international, and performance based restricted stock agreement are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are hereby incorporated by reference in this Item 5.02.
Item 9.01. Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit No.	Description

10.1	Form of Time Vested Restricted Stock Unit Agreement (U.S.) under 2005 Long-Term Equity Incentive Plan

10.2	Form of Time Vested Restricted Stock Unit Agreement (International) under 2005 Long-Term Equity Incentive Plan

10.3	Form of Performance Based Restricted Stock Unit Agreement under 2005 Long-Term Equity Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STARBUCKS CORPORATION
Dated: November 7, 2008
	By:	/s/ Andrew M. Paalborg
Andrew M. Paalborg
vice president, assistant general counsel and assistant secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Time Vested Restricted Stock Unit Agreement (U.S.) under 2005 Long-Term Equity Incentive Plan

10.2	Form of Time Vested Restricted Stock Unit Agreement (International) under 2005 Long-Term Equity Incentive Plan

10.3	Form of Performance Based Restricted Stock Unit Agreement under 2005 Long-Term Equity Incentive Plan